SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2002

Genesco Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	0211340

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer

Incorporation)		Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 367-7000

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE

Item 9. Regulation FD Disclosure.

     Genesco Inc. announces plans for Ben T. Harris, Chairman, and Hal N. Pennington, President and Chief Executive Officer, to make a presentation on the Company at the Lehman Brothers Fifth Annual Retail Seminar at 3:20 p.m. Eastern Time on Tuesday, April 30, 2002. A live audio feed of the presentation will be accessible on the Internet through the Company’s website at www.genesco.com.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Genesco Inc.

By: Name: Title:	/s/ Roger G. Sisson Roger G. Sisson Secretary and General Counsel

Date: April 29, 2002

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